UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [   ]

Check appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant §240.14a-12

OCULUS INNOVATIVE SCIENCES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed based on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

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	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Oculus Innovative Sciences, Inc.

1129 N. McDowell Blvd.

Petaluma, California 94954

(707) 283-0550

January 25, 2013

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 22, 2013

TO THE STOCKHOLDERS OF OCULUS INNOVATIVE SCIENCES, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Oculus Innovative Sciences, Inc., a Delaware corporation (the “Company”) will be held on March 22, 2013 at 10:00 a.m. Pacific Standard Time, at the Company’s principal executive offices located at 1129 N. McDowell Blvd., Petaluma, California 94954, for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	To (i) approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, and authorize the Company’s Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of the Company’s outstanding common stock, $0.0001 par value per share, at a whole number ratio in the range of 1:3 to 1:7, such ratio to be determined in the discretion of the Company’s Board of Directors, and to proportionally decrease the total number of shares that the Company is authorized to issue by a factor of 1:3 to 1:7, such ratio to be determined in the sole discretion of Company’s Board of Directors, in conjunction with the proposed reverse split, and (ii) authorize the Company’s Board of Directors to file such amendment, if in their judgment it is necessary, that would effect the foregoing.

2.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on January 24, 2013 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. For ten days prior to the Special Meeting, a complete list of stockholders entitled to vote at the Special Meeting will be available for inspection at the Company’s principal executive offices, 1129 N. McDowell Blvd., Petaluma, California 94954.

All stockholders are cordially invited to attend the Special Meeting in person. Whether or not you plan to attend, please sign and return the proxy in the envelope enclosed for your convenience, or vote your shares by telephone or by the Internet as promptly as possible. Telephone and Internet voting instructions can be found on the attached proxy. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote in person, your proxy will be revoked and only your vote in person at the Special Meeting will be counted.

At the Special Meeting, we will discuss our proposal, unanimously approved by our Board of Directors, to spin-off our novel biotechnology business to stockholders as a separate company to be named Ruthigen, Inc. Our management is currently working with securities counsel and bankers on a plan for the spin-off which will provide equity in Ruthigen to Oculus stockholders. The spin-off is expected to create additional value for current and future stockholders of both Oculus and Ruthigen. The spin-off does not require a stockholder vote in order to occur. Accordingly, we are not asking for your vote or approval of the spin-off. We are only seeking your vote with respect to the reverse stock split.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting To Be Held on March 22, 2013 — the Company’s Special Meeting Proxy Statement and its 2012 Annual Report for the fiscal year ended March 31, 2012 are available at http://ir.oculusis.com/downloads.cfm. These documents are also available by contacting the Company’s Investor Relations department via email at ir@oculusis.com.

By Order of the Board of Directors,

Jim Schutz

Chief Operating Officer, General Counsel, Corporate Secretary, and Director

Petaluma, California

January 25, 2013

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS SPECIAL MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET OR TELEPHONE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

General Information about the Special Meeting and Voting	1

Proposal No. 1 – Approval of an Amendment to the Company’s Restated Certificate of Incorporation, as amended, and to Authorize the Company’s Board of Directors, If In Their Judgment It is Necessary, to Effect a Reverse Stock Split of the Company’s Common Stock, $0.0001 Par Value per Share, at a Whole Number Ratio in the Range of 1:3 to 1:7, Such Ratio to be Determined in the Discretion of the Company’s Board of Directors	3

Security Ownership of Certain Beneficial Owners and Management	10

Additional Information	12

Other Matters	13

i

Oculus Innovative Sciences, Inc.

1129 N. McDowell Blvd.

Petaluma, California 94954

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 22, 2013

General Information about the Special Meeting and Voting

This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of Oculus Innovative Sciences, Inc., a Delaware corporation (“we,” “us,” “Oculus” or the “Company”), of proxies in the accompanying form to be used at the Special Meeting of Stockholders of the Company to be held on March 22, 2013 at 10:00 a.m. Pacific Standard Time, at the Company’s principal executive offices located at 1129 N. McDowell Blvd., Petaluma, California 94954, and any postponement or adjournment thereof (the “Special Meeting”).

The definitive form of this Proxy Statement and the accompanying form of proxy are being mailed on or about February 6, 2013, to all stockholders entitled to vote at our Special Meeting.

Questions and Answers about the Proxy Materials and the Special Meeting

Who is entitled to vote at the Special Meeting?

Only stockholders of record at the close of business on January 24, 2013 (the “Record Date”) may vote at the Special Meeting. As of the close of business on the Record Date, there were 37,369,888 shares of our common stock outstanding. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

What proposal will be voted on at the Special Meeting?

We are soliciting proxies for the purposes of:

1.	(i) considering and approving an amendment to our Restated Certificate of Incorporation, as amended, and to authorize our Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of our outstanding common stock, $0.0001 par value per share, at a whole number ratio in the range of 1:3 to 1:7, such ratio to be determined in the discretion of our Board of Directors, and to proportionally decrease the total number of shares that we are authorized to issue by a factor of 1:3 to 1:7, such ratio to be determined in the sole discretion of our Board of Directors, in conjunction with the proposed reverse split, and (ii) authorizing our Board of Directors to file such amendment, if in their judgment it is necessary, that would effect the foregoing; and

2.	transacting such other business as may properly come before the Special Meeting and any adjournments or postponements of the Special Meeting.

What are the Board’s recommendations?

Our Board recommends that you vote “FOR” (i) the approval of an amendment to our Restated Certificate of Incorporation, as amended, and to authorize our Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of our outstanding common stock, $0.0001 par value per share, at a whole number ratio in the range of 1:3 to 1:7, such ratio to be determined in the discretion of our Board of Directors, and to proportionally decrease the total number of shares that we are authorized to issue by a factor of 1:3 to 1:7, such ratio to be determined in the sole discretion of our Board of Directors, in conjunction with the proposed reverse split, and (ii) the authorization of our Board of Directors, if in their judgment it is necessary, to file such amendment that would effect the foregoing.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Computershare, Inc., you are considered, with respect to those shares, the stockholder of record. As a stockholder of record, this Proxy Statement and proxy card have been mailed directly to you by the Company.

Beneficial Owner.  If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. This Proxy Statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

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How do proxies work?

The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Special Meeting in the manner you direct. You may vote “FOR” or “AGAINST” (i) the approval of an amendment to our Restated Certificate of Incorporation, as amended, and to authorize our Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of our outstanding common stock, $0.0001 par value per share, at a whole number ratio in the range of 1:3 to 1:7, such ratio to be determined in the discretion of our Board of Directors, and to proportionally decrease the total number of shares that we are authorized to issue by a factor of 1:3 to 1:7, such ratio to be determined in the sole discretion of our Board of Directors, in conjunction with the proposed reverse split, and (ii) the authorization of our Board of Directors to file such amendment, if in their judgment it is necessary, that would effect the foregoing. If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares as recommended by our Board of Directors.

How do I vote?

Stockholders of record may vote using any of the following methods:

•	By Mail — Sign and date each proxy card you receive and return it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, we will vote your shares “FOR” (i) the approval of an amendment to our Restated Certificate of Incorporation, as amended, and to authorize our Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of our outstanding common stock, $0.0001 par value per share, at a whole number ratio in the range of 1:3 to 1:7, such ratio to be determined in the discretion of our Board of Directors, and to proportionally decrease the total number of shares that we are authorized to issue by a factor of 1:3 to 1:7, such ratio to be determined in the sole discretion of our Board of Directors, in conjunction with the proposed reverse split, and (ii) the authorization of our Board of Directors to file such amendment, if in their judgment it is necessary, that would effect the foregoing. Stockholders of record may vote by mail or in person at the Special Meeting.

•	By Telephone or the Internet — If you are a beneficial owner, you will receive instructions from the stockholder of record that you must follow in order for your shares to be voted. Telephone and Internet voting will be offered to stockholders owning shares through most banks and brokers. To vote, follow the instructions located on your voting instruction form. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. If you vote by telephone or via the Internet, you do not need to return your voting instruction form to your bank or broker.

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In Person at the Special Meeting — Shares held in your name as the stockholder of record may be voted at the Special Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the Internet so that your vote will be counted if you later decide not to attend the Special Meeting.

What does it mean if I receive more than one proxy card?

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please mark, sign, date, and return each proxy card you receive. If you choose to vote by telephone or Internet, please vote each proxy card you receive.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Special Meeting. If you submitted your proxy by mail, you must file with our Secretary, at Oculus Innovative Sciences, Inc., 1129 N. McDowell Blvd., Petaluma, California 94954, a written notice of revocation or deliver, prior to the vote at the Special Meeting, a valid, later-dated proxy. If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Special Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Special Meeting.

What constitutes a quorum?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 37,369,888 shares of our common stock outstanding. Both abstentions and broker “non-votes” are counted for the purpose of determining the presence of a quorum.

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What vote is required to approve Proposal No. 1?

The affirmative “FOR” vote of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting is needed (i) to approve an amendment to our Restated Certificate of Incorporation, as amended, and to authorize our Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of our outstanding common stock, $0.0001 par value per share, at a whole number ratio in the range of 1:3 to 1:7, such ratio to be determined in the discretion of our Board of Directors, and to proportionally decrease the total number of shares that we are authorized to issue by a factor of 1:3 to 1:7, such ratio to be determined in the sole discretion of our Board of Directors, in conjunction with the proposed reverse split, and (ii) the authorization of our Board of Directors to file such amendment, if in their judgment it is necessary, that would effect the foregoing. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock entitled to vote. Accordingly, an abstention will have the effect of a negative vote.

We do not know of any other matters that may come before the Special Meeting other than the proposal included herein. If any other matters are properly presented at the Special Meeting, the persons named as proxies in the accompanying proxy card intend to vote or otherwise act in accordance with their judgment on the matter.

How are proxies solicited?

Our employees, officers and directors may solicit proxies. We will bear the cost of soliciting proxies and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of common stock.

How may you obtain additional copies of this Proxy Statement?

You may request additional copies of this Proxy Statement to be sent to you for no charge, by writing to our Secretary at 1129 N. McDowell Blvd., Petaluma, California 94954. The request must include a representation by the stockholder that as of January 24, 2013, the stockholder was entitled to vote at the Special Meeting.

Spin-Off of Novel Biotechnology Business

On January 10, 2013, we first announced our proposal, unanimously approved by our Board of Directors, to spin-off our novel biotechnology business to stockholders as a separate company to be named Ruthigen, Inc. (the “Spin-Off”). Our management is currently working with securities counsel and bankers on a plan for the Spin-Off which will provide equity in Ruthigen to Oculus stockholders. At this time, we expect the Spin-Off to be a tax-free stock distribution and, ultimately, we anticipate Ruthigen to become an independent NASDAQ-traded company.

The Spin-Off is expected to create additional value for current and future stockholders of both Oculus and Ruthigen. By separating these unique businesses into two distinct companies, we believe each company will benefit from greater strategic and managerial focus and be better positioned to capitalize on future market opportunities.

At the Special Meeting, we will discuss the Spin-Off in further detail and appropriate questions from our stockholders will be answered.

THE SPIN-OFF DOES NOT REQUIRE A STOCKHOLDER VOTE IN ORDER TO OCCUR. ACCORDINGLY, WE ARE NOT ASKING FOR YOUR VOTE OR APPROVAL OF THE SPIN-OFF. WE ARE ONLY SEEKING YOUR VOTE WITH RESPECT TO THE REVERSE STOCK SPLIT.

IMPORTANT

Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the Special Meeting.

PROPOSAL NO. 1

APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND TO AUTHORIZE THE COMPANY’S BOARD OF DIRECTORS, IF IN THEIR JUDGMENT IT IS NECESSARY, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK, $0.0001 PAR VALUE PER SHARE, AT A WHOLE NUMBER RATIO IN THE RANGE OF 1:3 TO 1:7, SUCH RATIO TO BE DETERMINED IN THE DISCRETION OF THE COMPANY’S BOARD OF DIRECTORS

General

Our Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval, a proposal to amend our Restated Certificate of Incorporation, as amended, and to authorize our Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of our outstanding common stock, $0.0001 par value per share, at any whole number ratio not less than one-for-three (every three shares would be combined into one) and not greater than one-for-seven (every seven shares would be combined into one), with the exact ratio to be set within such range in the discretion of our Board of Directors (the “Reverse Stock Split”). The principal effect of the Reverse Stock Split will be to decrease proportionately the number of our authorized and outstanding shares of common stock, such split to combine a number of outstanding shares of our common stock between three (3) and seven (7), such number consisting of only whole shares, into one (1) share of common stock based on the Reverse Stock Split ratio selected by our Board of Directors.

Approval of this proposal will grant the Board the authority, without further action by the stockholders, to carry out the amendment to the Restated Certificate of Incorporation, as amended, after the date stockholder approval for the amendment is obtained but before our 2013 Annual Meeting of Stockholders, with the exact timing and Reverse Stock Split ratio within such timeframe to be determined in the sole discretion of the Board and within the range approved by our stockholders. If the Reverse Stock Split is not effectuated before our 2013 Annual Meeting of Stockholders, the Reverse Stock Split cannot be effectuated unless again approved by our stockholders. Upon such action of the Board, the Reverse Stock Split will become effective upon the filing of an amendment to our Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Certificate of Amendment”), whereby each share of common stock outstanding at the effective time of the Reverse Stock Split, will, without any action on the part of the holder thereof, become equal to no less than one-third of a share of our common stock and no greater than one-seventh of a share of our common stock.

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The Board of Directors reserves the right, even after stockholder approval, to abandon or postpone the filing of the Certificate of Amendment if the Board of Directors determines that the action is not in the best interests of the Company and our stockholders. If the amendment effecting the Reverse Stock Split proposal subsequently approved by the stockholders is not implemented by the Board of Directors before our 2013 Annual Meeting of Stockholders, the proposal will be deemed abandoned, without any further effect. In that case, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

The amendment to our Restated Certificate of Incorporation, as amended, to effect the Reverse Stock Split will not change the terms of our common stock. After the Reverse Stock Split, the par value of our common stock will remain unchanged at $0.0001 per share and shares of common stock will have the same voting rights and will be identical in all other respects to the common stock currently authorized. Our authorized common stock will be proportionally decreased in conjunction with the Reverse Stock Split. Each stockholder’s percentage ownership of the new, post-split common stock will not be altered except for the effect of eliminating fractional shares. The common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e−3 under the Exchange Act. Following the Reverse Stock Split, we will continue to have the same number of stockholders and we will still be subject to the periodic reporting requirements of the Exchange Act.

Certain of our officers and directors have an interest in this Reverse Stock Split as a result of their ownership of shares of stock of the Company, as discussed in further detail in the section entitled “Security Ownership of Certain Beneficial Owners and Management” set forth below.

Effective Date of Reverse Stock Split

The Reverse Stock Split will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which states that, upon the filing of the Certificate of Amendment, each share of common stock then issued and outstanding would automatically become and be converted into not less than one-third (1/3) and not greater than one-seventh (1/7) of a share of common stock, as determined in the sole discretion of our Board of Directors.

It is anticipated that the Reverse Stock Split will be effectuated before our 2013 Annual Meeting of Stockholders (unless the Board exercises its authority to abandon the Reverse Stock Split), with the exact date and time before such meeting to be determined by the Board in its sole discretion. If the Reverse Stock Split is not effectuated before our 2013 Annual Meeting of Stockholders, the Reverse Stock Split cannot be effectuated unless again approved by the stockholders.

The text of the form of the Certificate of Amendment relating to this proposal, which we would file with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, is attached to this Proxy Statement as Appendix A.

Background and Reasons for the Reverse Stock Split

The Board recommends the Reverse Stock Split for the following reasons:

•	The Board believes that the Reverse Stock Split is the most effective means of increasing the per-share market price of our common stock in order to maintain our listing on The NASDAQ Capital Market; and

•	The Board believes that a higher per-share market price of our common stock could encourage investor interest in our Company and promote greater liquidity for our stockholders.

Our common stock is listed on The NASDAQ Capital Market under the symbol “OCLS.” We believe our listing on The NASDAQ Capital Market supports and maintains the liquidity of our common stock and company recognition for our stockholders.

In order for our common stock to continue to be quoted on The NASDAQ Capital Market, we must satisfy the continued listing requirements established by The NASDAQ Stock Market LLC (“NASDAQ”). Among other requirements, we are required to maintain a minimum bid price of $1.00 per share for our common stock.

On June 18, 2012, we received a letter from NASDAQ notifying us that, for the previous 30 consecutive business days, we failed to comply with NASDAQ Listing Rule 5550(a)(2), which requires us to maintain a minimum bid price of $1.00 per share for our common stock. In accordance with NASDAQ Listing Rule 5810(c)(3)(C), NASDAQ granted us a period of 180 calendar days, or until December 17, 2012, to regain compliance with the Rule. On December 18, 2012, we received a second letter from NASDAQ notifying that we had not regained compliance with Listing Rule 5550(a)(2) within the grace period allowed by NASDAQ.

Although we failed to regain compliance with Listing Rule 5550(a)(2) by December 18, 2012, NASDAQ has granted us a hearing in which we can discuss our plans to regain compliance with Listing Rule 5550(a)(2). At the hearing scheduled for February 21, 2013, we will have an opportunity to appeal the delisting determination to a Nasdaq Hearings Panel. Our request for a hearing will stay the delisting of our securities pending the hearing and a final determination by the Panel. We expect to provide a plan of action as required, with the intention of returning to compliance with NASDAQ’s requirements, including effecting the Reverse Stock Split, if necessary.

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If we are unable to successfully appeal NASDAQ’s delisting determination to the Panel, we may be delisted from The NASDAQ Capital Market. If we are delisted and cannot obtain listing or quotation on another major market or exchange, our stock’s liquidity would likely suffer, and we would likely experience reduced investor interest. Such factors may result in a decrease in our stock’s trading price. Delisting from The NASDAQ Capital Market also may restrict us from issuing additional securities or securing additional financing.

The Board of Directors’ primary objective in proposing the Reverse Stock Split is to increase the per-share market price of our common stock in order to maintain our listing on The NASDAQ Capital Market. Effecting the Reverse Stock Split would reduce our total shares of common stock outstanding, which the Board believes will increase the price per share of our common stock and therefore, better enable us to maintain the listing of our common stock on The NASDAQ Capital Market. However, the effect of the Reverse Stock Split on the market value of our common stock cannot be predicted with any certainty, and there can be no assurance that the market price per post-split share will either exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The Reverse Stock Split itself does not affect our market value, and the market price of our common stock may also be based on other factors that are unrelated to the number of shares outstanding, including our future performance.

While our stock price could trade above the minimum bid price of $1.00 on its own accord without engaging in the Reverse Stock Split, our Board believes that it is in our best interests and in the interests of our stockholders to seek approval of the proposed amendment to our Restated Certificate of Incorporation, as amended to effect the Reverse Stock Split in order to increase the likelihood that we regain compliance with the minimum bid price requirement before our stock is delisted from NASDAQ.

Determination of Reverse Stock Split Ratio

The Board of Directors believes that stockholder approval of a range of potential exchange ratios (rather than a single exchange ratio) is in the best interests of our Company and stockholders because it provides the Board of Directors with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. The ratio to be selected by the Board of Directors in its sole discretion will be a whole number ratio not less than 1-for-3 and not more than 1-for-7. In determining the Reverse Stock Split ratio, the Board of Directors will consider, among other factors:

•	the historical and projected performance of our common stock;

•	prevailing market conditions;

•	general economic and other related conditions in our industry and in the marketplace;

•	the projected impact of the selected Reverse Stock Split ratio on trading liquidity in our common stock and our ability to maintain the listing of our common stock on The NASDAQ Capital Market;

•	our capitalization (including the number of shares of our common stock issued and outstanding);

•	the prevailing trading price for our common stock and the volume level thereof; and

•	potential devaluation of our market capitalization as a result of a Reverse Stock Split.

The purpose of asking for authorization to implement the Reverse Stock Split at a ratio to be determined by our Board of Directors, as opposed to a ratio fixed in advance, is to give the Board of Directors the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Material Effects of Proposed Reverse Stock Split

The Board believes that the Reverse Stock Split will increase the per-share market price of common stock in order to, among other things, maintain our listing on The NASDAQ Capital Market and generate interest in our Company among investors. The Board cannot predict, however, the effect of the Reverse Stock Split upon the market price for our common stock, and the history of similar reverse stock splits for companies that have effected reverse stock splits is varied. The market price per share of our common stock after the Reverse Stock Split may not rise in proportion to the reduction in the number of shares of common stock outstanding resulting from the Reverse Stock Split, which would reduce our market capitalization. The market price per post-split share may not remain in excess of the $1.00 minimum bid price as required by The NASDAQ Capital Market, or we may not otherwise meet the additional requirements for continued listing on The NASDAQ Capital Market. The market price of our common stock may also be based on our performance and other factors, the effect of which the Board cannot predict.

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The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that the Reverse Stock Split results in any of the stockholders owning a fractional share. In lieu of issuing fractional shares, we will round up each fractional share to the nearest whole post-split share.

The principal effects of the Reverse Stock Split will be that (i) each outstanding share of common stock issued and outstanding will automatically be changed into not less than one-third (1/3) and not greater than one-seventh (1/7) of a share of common stock, as determined in the discretion of our Board of Directors; (ii) the number of shares of common stock subject to our outstanding options and warrants entitling the holders thereof to purchase shares of common stock will be reduced by a factor not less one-third (1/3) and not greater than one-seventh (1/7) of common stock, as determined in the discretion of our Board of Directors and any applicable exercise price will be appropriately adjusted, resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the Reverse Stock Split; and (iii) the number of shares reserved for issuance pursuant to our stock plans will be reduced by a factor not less than one-third (1/3) and not greater than one-seventh (1/7) of a share of common stock, as determined in the discretion of our Board of Directors, of the number of shares currently included in each such plan.

The Reverse Stock Split will not affect the par value of our common stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced to not less than one-third (1/3) and not greater than one-seventh (1/7) of its present amount, as determined in the discretion of our Board of Directors, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the common stock will be retroactively increased for each period because there will be fewer shares of common stock outstanding.

The amendment to our Restated Certificate of Incorporation, as amended, to effect the Reverse Stock Split will not change the terms of our common stock. After the Reverse Stock Split, the par value of our common stock will remain unchanged at $0.0001 per share and shares of common stock will have the same voting rights and will be identical in all other respects to the common stock currently authorized. Our authorized common stock will be proportionally decreased in conjunction with the Reverse Stock Split. Each stockholder’s percentage ownership of the new common stock will not be altered except for the effect of eliminating fractional shares. The common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e−3 under the Exchange Act. Following the Reverse Stock Split, we will continue to have the same number of stockholders and we will still be subject to the periodic reporting requirements of the Exchange Act.

The Reverse Stock Split would result in some stockholders owning "odd-lots" of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Potential Advantages of the Reverse Stock Split

Maintain our Listing on The NASDAQ Capital Market. We believe the delisting of our common stock from The NASDAQ Capital Market would be undesirable for our stockholders and potentially detrimental to our business. If our common stock is delisted from The NASDAQ Capital Market, our common stock would likely be quoted on the OTCQX, OTCQB or OTCBB tier of the OTC Markets. It is the Board’s opinion that these alternative markets have significantly lower trading volume and are much less efficient than The NASDAQ Capital Market. As a result, investors may find it more difficult to trade, or to obtain frequent quotations, as to the market value of our common stock. Trading on other markets can therefore negatively impact the liquidity and marketability of our common stock and our ability to obtain future financing on favorable terms.

We believe that a Reverse Stock Split would result in an increase in the price per share or our common stock, and thereby help us meet the minimum bid price of $1.00 per share for our common stock as required by the NASDAQ Listing Rules. While our stock price could trade above $1.00 on its own accord without engaging in the Reverse Stock Split, our Board believes that it is in our best interests and in the interests of our stockholders to seek approval of the proposed amendment to our Restated Certificate of Incorporation, as amended to effect the Reverse Stock Split in order to increase the likelihood that we regain compliance prior to, and to avoid, delisting from NASDAQ. Even if our common stock’s closing bid price were to satisfy the minimum closing bid price requirements prior to approval of this proposal, we may still effect the Reverse Stock Split if our stockholders approve this proposal and our Board determines that effecting the Reverse Stock Split would be in the best interests of our Company and our stockholders.

Increase our Common Stock Price to a Level More Appealing for Investors. The Board believes an increase in the stock price of our common stock as a result of the Reverse Stock Split may enhance the appeal of our common stock to the financial community, including institutional investors and the general investing public, and improve our Company’s marketability, thus enhancing our liquidity. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced stock to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid, or are less likely to be followed by institutional securities research firms. We believe that the anticipated increased stock price immediately following and resulting from the Reverse Stock Split may encourage further interest in our common stock.

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Facilitate Potential Future Financings. By preserving our listing on The NASDAQ Capital Market, we can continue to consider and pursue future financing options to support our business that would not be likely be available to us if our common stock was not listed on a national exchange. We believe being listed on a national securities exchange, such as The NASDAQ Capital Market, is valued highly by many long-term and institutional investors. A listing on a national securities exchange also has the potential to create better liquidity and reduce volatility for buying and selling shares of our stock, which benefits our current and future stockholders.

Potential Disadvantages of the Reverse Stock Split

The Reverse Stock Split May Not Increase our Stock Price over the Long-Term. As noted above, the principal purpose of the Reverse Stock Split is to increase the per-share market price of our common stock above the $1.00 per share minimum bid price requirement under the NASDAQ Listing Rules. We cannot assure you, however, that the Reverse Stock Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a multiple of the Reverse Stock Split ratio chosen by our Board of Directors in its sole discretion, or result in any permanent or sustained increase in the market price of our stock, which is dependent upon many factors, including our business and financial performance, general market conditions, and prospects for future success. Thus, while our stock price might meet the continued listing requirements for The NASDAQ Capital Market initially, we cannot assure you that it will continue to do so.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. Should the market price of our common stock decline after the Reverse Stock Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Stock Split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share market price does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our stock capitalization, will be reduced. In some cases, the per-share stock price of companies that have effected reverse stock splits subsequently declined back to pre-reverse split levels, and accordingly, we cannot assure you that the total market value of your shares will remain the same after the Reverse Stock Split is effected, or that the Reverse Stock Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Stock Split.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. Although the Board believes that the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split. Our outstanding shares will be reduced by a factor of 1:3 to 1:7, such ratio to be determined in the sole discretion of our Board of Directors, which may lead to reduced trading and a smaller number of market makers for our common stock.

Potential Consequences that the Reverse Stock Split Will Fail to Achieve the Desired Effects

Stockholders should note that the effect of the Reverse Stock Split upon the market price of our common stock cannot be accurately predicted. In particular, we cannot assure you of the per-share market price for shares of our common stock after the Reverse Stock Split. Furthermore, we cannot assure you that the market price of our common stock immediately after the proposed Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our common stock or, alternatively, that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price. While we expect the Reverse Stock Split to be sufficient to prevent NASDAQ from delisting our common stock, it is possible that, even if the Reverse Stock Split results in a bid price for our common stock that exceeds the minimum requirement of $1.00 per share, we may not be able to continue to satisfy the additional criteria for continued listing of our common stock on The NASDAQ Capital Market.

We would also need to satisfy additional criteria to continue to have our common stock eligible for continued listing on The NASDAQ Capital Market. These criteria require, in addition to the requirement of the minimum bid price of $1.00 per share for our common stock, that:

•	we have stockholders’ equity of at least $2.5 million or a market value of listed securities of $35 million, or net income from continuing operations (in the latest fiscal year or in 2 of the last 3 fiscal years) of $500,000;

•	our public float must consist of at least 500,000 shares with a market value of at least $1 million (public float defined under NASDAQ’s rules as the shares held by persons other than officers, directors and beneficial owners of greater than 10% of our total outstanding shares);
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•	there be at least 300 public holders of our common stock;

•	there be at least two market makers for our common stock; and

•	we comply with certain corporate governance requirements.

We believe that we satisfy all of these other continued listing requirements of The NASDAQ Capital Market as of the mailing date of this Proxy Statement. However, we cannot assure you that we will be successful in continuing to meet all requisite continued listing criteria.

If the Reverse Stock Split is implemented, some stockholders may consequently own less than 100 shares of common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs if they sell their shares in us.

We believe that the Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by our stockholders, and if at such time the Board determines it is in the best interests of our Company and our stockholders to effect the Reverse Stock Split, the Board will determine the whole number ratio, within the range approved by our stockholders, of the Reverse Stock Split to be implemented. We will file the Certificate of Amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors deems appropriate to effect the Reverse Stock Split. The Board of Directors may delay effecting the Reverse Stock Split without re-soliciting stockholder approval. The Reverse Stock Split would become effective at such time as the Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Amendment, all of our existing common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the effective date of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. Computershare, our transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split ratio. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

We will not issue fractional certificates for post-split shares in connection with the Reverse Stock Split. In lieu of issuing fractional shares, we will round up each fractional share to the nearest whole post-split share.

Discretionary Authority of the Board to Abandon Reverse Stock Split

If the proposed Reverse Stock Split is approved by our stockholders at the Special Meeting, our Board of Directors may, in its sole discretion, at any time prior to our 2013 Annual Meeting of Stockholders, authorize a reverse stock split at a whole number ratio not less than one-for-three and not greater than one-for-seven, with the exact ratio to be set within such range in the discretion of our Board of Directors, and file the Certificate of Amendment with the Secretary of State of the State of Delaware. The Board reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the Certificate of Amendment, even if the Reverse Stock Split has been authorized by our stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If the stockholders approve the Reverse Stock Split, the Board will be authorized to proceed with the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split, the Board will consider a number of factors, including market conditions, existing and expected trading prices of our common stock, the NASDAQ Capital Market listing requirements, our additional funding requirements, and the amount of our authorized but unissued common stock.

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Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following discussion describes the material United States Federal income tax consequences to “U.S. holders” (as defined below) of our common stock relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the Reverse Stock Split. The following discussion is for informational purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our common stock that is for United States Federal income tax purposes:

•	an individual citizen or resident of the United States;

•	a corporation (or other entity treated as a corporation for United States Federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia;

•	an estate with income subject to United States Federal income tax regardless of its source; or

•	a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds our common stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular stockholder of our Company or to stockholders of our Company that are subject to special treatment under United States Federal income tax laws including, but not limited to, banks, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the United States, or stockholders holding their shares of our common stock as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated transaction. This discussion also does not address the tax consequences to our Company, or to stockholders that own 5% or more of our common stock, are affiliates of our Company, or are not U.S. holders. In addition, this discussion does not address other United States Federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the Reverse Stock Split under state, local, or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the Reverse Stock Split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership (or other entity treated as a partnership for United States Federal income tax purposes) is a Company stockholder, the tax treatment of a partner in the partnership, or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States Federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the Reverse Stock Split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code, with the following consequences:

•	A U.S. holder will not recognize any gain or loss as a result of the Reverse Stock Split.

•	A U.S. holder’s aggregate tax basis in the U.S. holder’s post-split shares will be equal to the aggregate tax basis in the U.S. holder’s pre-split shares exchanged therefor.

•	A U.S. holder’s holding period for the post-split shares will include the period during which such stockholder held the pre-split shares surrendered in the Reverse Stock Split.

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No Dissenter's Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to dissenter’s rights with respect to the proposed amendment to our Restated Certificate of Incorporation, as amended, to effect the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.

Required Vote

The affirmative vote of the majority of the outstanding shares of common stock entitled to vote is needed to approve this Proposal 1.

Board Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the proposal to approve an amendment to our Restated Certificate of Incorporation, as amended, and authorize our Board of Directors to effect a reverse stock split of our outstanding common stock, $0.0001 par value per share, at a whole number ratio in the range of 1:3 to 1:7, such ratio to be determined in the discretion of our Board of Directors, and to proportionally decrease the total number of shares that we are authorized to issue by a factor of 1:3 to 1:7, such ratio to be determined in the sole discretion of our Board of Directors, in conjunction with the proposed reverse split, and the authorization of our Board of Directors to file such amendment, if in their judgment it is necessary, that would effect the foregoing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following tables sets forth certain information as of January 24, 2013, as to shares of our common stock beneficially owned by: (1) each person who is known by us to own beneficially 5% or more of our common stock, (2) each of our named executive officers listed in the summary compensation table of our 2012 Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 21, 2012, (3) each of our directors, and (4) all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of January 24, 2013. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Stockholder Known by Us to Own 5% or More of Our Common Stock

Name and address of beneficial owner	Amount and nature of beneficial ownership (2)			Percentage of shares beneficially owned
	Shares owned	Shares - rights to acquire	Total number
Sabby Management, LLC (1) 10 Mountainview Road, Suite 205 Upper Saddle River, New Jersey 07458	1,286,054	2,719,001 (3)	4,005,055 (3)	9.99% (3)

*On January 24, 2013, we had 37,369,888 shares of common shares issued and outstanding.

(1)	Sabby Management, LLC is a Delaware limited liability company. Sabby Management, LLC serves as the investment manager of Sabby Healthcare Volatility Master Fund, Ltd., a Cayman Islands company, and Sabby Volatility Warrant Master Fund, Ltd., a Cayman Islands company. Sabby Management, LLC, in its capacity as investment advisor to Sabby Healthcare Volatility Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd., may be deemed to be the beneficial owner of the shares held by Sabby Healthcare Volatility Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. Hal Mintz, in his capacity as manager of Sabby Management, LLC, may be deemed to be the indirect beneficial owner of the shares held by Sabby Healthcare Volatility Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd.; however, he disclaims beneficial ownership over the securities.
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(2)	We relied, in part, on a Schedule 13G filed jointly with the SEC on April 24, 2012 by Sabby Management, LLC and Hal Mintz. According to the filed Schedule 13G, Sabby Management, LLC and Hal Mintz are each deemed to beneficially own an aggregate of 2,228,950 shares of common stock. On May 4, 2012, Sabby Healthcare Volatility Master Fund, Ltd. converted 1,000 shares of our Series A Preferred Stock into 1,111,111 shares of common stock. Accordingly, we requested a statement of changes in its ownership. We relied, in part, on shareholder questionnaires from Sabby Healthcare Volatility Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd., each dated January 25, 2013, for the following information.

Sabby Management, LLC and Hal Mintz share voting and investment power and indirect ownership over 1,286,054 shares of common stock and common stock purchase warrants exercisable into 2,360,001 shares of common stock owned by Sabby Healthcare Volatility Master Fund, Ltd.; and common stock purchase warrants exercisable into 1,111,111 shares of common stock owned by Sabby Volatility Warrant Master Fund, Ltd.

Sabby Healthcare Volatility Master Fund, Ltd. owns 1,286,054 shares of common stock and common stock purchase warrants exercisable into 2,360,001 shares of common stock. Sabby Volatility Warrant Master Fund, Ltd. owns common stock purchase warrants exercisable into 1,111,111 shares of common stock. However, the aggregate number of shares of common stock into which such warrants are exercisable, and which Sabby Management, LLC has the right to acquire beneficial ownership, is limited to the number of shares of common stock that, together with all other shares of common stock beneficially owned by Sabby Management, LLC does not exceed 9.99% of the total outstanding shares of common stock. Accordingly, Sabby Management, LLC currently has the right to acquire 2,719,001 shares of common stock pursuant to such warrants, which, together with all other shares of common stock beneficially owned by Sabby Management, LLC, represents 9.99% of the number of shares of common stock immediately outstanding after giving effect to the issuance of shares of common stock issuable upon the exercise of such warrants. Common stock purchase warrants exercisable into 752,111 shares of common stock are not currently exercisable into common stock until the actual shares of common stock held by Sabby Management, LLC is less than 9.99% of the total outstanding shares of common stock. Sabby Healthcare Volatility Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. may waive this 9.99% restriction with 61 days notice to us.

Sabby Management, LLC and Hal Mintz are deemed to beneficially own a total of 1,286,054 share of common stock and common stock purchase warrants exercisable into 3,471,112 shares of common stock.

(3)	Sabby Management, LLC beneficially owns common stock purchase warrants exercisable into 3,471,112 shares of common stock. However, the aggregate number of shares of common stock into which such warrants are exercisable, and which Sabby Management, LLC has the right to acquire beneficial ownership, is limited to the number of shares of common stock that, together with all other shares of common stock beneficially owned by Sabby Management, LLC does not exceed 9.99% of the total outstanding shares of common stock. Accordingly, Sabby Management, LLC currently has the right to acquire 2,719,001 shares of common stock pursuant to such warrants, which, together with all other shares of common stock beneficially owned by Sabby Management, LLC, represents 9.99% of the number of shares of common stock immediately outstanding after giving effect to the issuance of shares of common stock issuable upon the exercise of such warrants. Common stock purchase warrants exercisable into 752,111 shares of common stock are not currently exercisable into common stock until the actual shares of common stock held by Sabby Management, LLC is less than 9.99% of the total outstanding shares of common stock. Sabby Healthcare Volatility Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. may waive this 9.99% restriction with 61 days notice to us.

Officers and Directors

Name and address of beneficial owner (1)	Nature of beneficial ownership	Amount of beneficial ownership			Percentage of shares beneficially owned (2)
		Shares owned	Shares - rights to acquire (3)	Total number
Hojabr Alimi	President, Chief Executive Officer, and Chairman of the Board of Directors	1,031,050	451,507	1,482,557	3.9%
Robert Miller	Chief Financial Officer	73,000	614,313	687,313	1.8%
Jim Schutz	Chief Operating Officer, General Counsel, and Director	66,500	904,894	971,394	2.5%
Gregg H. Alton	Director	0	284,710	284,710	*
Jay Birnbaum	Director	0	322,954	322,954	*
Richard Conley	Director	122,650	489,983	612,633	1.6%
Gregory French	Director	52,760	470,193	522,953	1.4%
All directors and executive officers as a group (7 persons)		1,345,960	3,538,554	4,884,514	11.9%

*   Percentage of shares beneficially owned does not exceed one percent.

(1)	Unless otherwise stated, the address of each beneficial owner listed on the table is c/o Oculus Innovative Sciences, Inc., 1129 N. McDowell Blvd., Petaluma, California 94954.

(2)	On January 24, 2013, we had 37,369,888 shares of common shares issued and outstanding.

(3)	Represents shares subject to outstanding stock options and warrants currently exercisable or exercisable, or currently vested or that will vest, within 60 days of January 24, 2013.

(4)	Mr. Alimi is our President, Chief Executive Officer and Chairman of the Board of Directors. Mr. Alimi beneficially owns 1,031,050 shares of common stock and 451,507 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of January 24, 2013.

(5)	Mr. Miller is our Chief Financial Officer. Mr. Miller beneficially owns 73,000 shares of common stock and 614,313 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of January 24, 2013.

(6)	Mr. Schutz is our Chief Operating Officer, General Counsel, and a member of our Board of Directors. Mr. Schutz beneficially owns 66,500 shares of common stock and 904,894 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of January 24, 2013.

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(7)	Mr. Alton is a member of our Board of Directors. Mr. Alton beneficially owns 284,710 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of January 24, 2013.

(8)	Dr. Birnbaum is a member of our Board of Directors. Dr. Birnbaum beneficially owns 322,954 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of January 24, 2013.

(9)	Mr. Conley is a member of our Board of Directors. Mr. Conley beneficially owns 122,650 shares of common stock and 489,983 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of January 24, 2013.

(10)	Mr. French is a member of our Board of Directors. Mr. French beneficially owns 52,760 shares of common stock and 470,193 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of January 24, 2013.

 As of January 25, 2013, there are no arrangements among our beneficial owners known to management which may result in a change in control of our Company.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

As disclosed in the Company’s proxy statement for its 2012 Annual Meeting dated July 27, 2012:

If a stockholder wishes to present a proposal to be included in our proxy statement for the 2013 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC. One of the requirements is that the proposal be received by Oculus’ Secretary no later than April 29, 2013. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail — Return Receipt Requested.

A stockholder proposal not included in our proxy statement for the 2013 Annual Meeting will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, the Bylaws provide that we must have received the stockholder’s notice not earlier than 90 days nor more than 120 days in advance of the one-year anniversary of the date the proxy statement was released to the stockholders in connection with the previous year’s Annual Meeting of Stockholders; however, if the date of the Annual Meeting is changed by more than 30 days from the date contemplated at the time of the mailing of the prior year’s proxy statement, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the Annual Meeting or the 7th day following the first public announcement of the Annual Meeting date. The stockholder’s notice must set forth, as to each proposed matter: a brief description of the business desired to be brought before the meeting; the text of the proposal or business and reasons for conducting such business at the meeting; the name and address, as they appear on our books, of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made; the class and number of shares of our securities that are owned beneficially and of record by the stockholder and the beneficial owner; any material interest of the stockholder in such business; and any other information that is required to be provided by such stockholder pursuant to proxy proposal submission rules of the SEC. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements.” Words such as “anticipates,” “estimates,” “expects,” “projects,” “forecasts,” “intends,” “plans,” “believes,” “may,” “will,” “proposal” and variations of such words and similar expressions are intended to identify our forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements made regarding business strategies, market potential, future financial performance, our planned spin-off and other events or developments that we expect or anticipate will occur in the future and statements expressing general views about future operating results. These forward-looking statements are subject to a number of certain risks and uncertainties inherent in our business, including such risks discussed in detail under “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 21, 2012, that could cause our actual results to differ materially from those indicated in any such forward-looking statements. These risks include, but are not limited to, the uncertainties associated with effecting a spin-off of a separate public company, and the discretion of our Board of Directors to delay or cancel the spin-off prior to execution. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this Proxy Statement, except as required by applicable law or regulation.

ADDITIONAL INFORMATION

“Householding” of Proxy Materials. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as ‘‘householding,’’ potentially provides extra convenience for shareholders and cost savings for us. Under this procedure, multiple shareholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of proxy materials for our Annual Meeting of Stockholders, which will typically be mailed in July of each year, by notifying us in writing at: Secretary, Oculus Innovative Sciences, Inc., 1129 N. McDowell Blvd., Petaluma, California 94954, or by contacting us at (707) 283-0550. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (707) 283-0550, and we will undertake to deliver such additional copies promptly. If you share an address with another shareholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.

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OTHER MATTERS

Spin-Off of Novel Biotechnology Business

On January 10, 2013, we first announced our proposal, unanimously approved by our Board of Directors, to spin-off our novel biotechnology business to stockholders as a separate company to be named Ruthigen, Inc. (the “Spin-Off”). Our management is currently working with securities counsel and bankers on a plan for the Spin-Off which will provide equity in Ruthigen to Oculus stockholders. At this time, we expect the Spin-Off to be a tax-free stock distribution and, ultimately, we anticipate Ruthigen to become an independent NASDAQ-traded company.

The Spin-Off is expected to create additional value for current and future stockholders of both Oculus and Ruthigen. By separating these unique businesses into two distinct companies, we believe each company will benefit from greater strategic and managerial focus and be better positioned to capitalize on future market opportunities.

At the Special Meeting, we will discuss the Spin-Off in further detail and appropriate questions from our stockholders will be answered.

THE SPIN-OFF DOES NOT REQUIRE A STOCKHOLDER VOTE IN ORDER TO OCCUR. ACCORDINGLY, WE ARE NOT ASKING FOR YOUR VOTE OR APPROVAL OF THE SPIN-OFF. WE ARE ONLY SEEKING YOUR VOTE WITH RESPECT TO THE REVERSE STOCK SPLIT.

Other Business

Your Board of Directors does not know of any other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the Special Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors.

Jim Schutz

Chief Operating Officer, General Counsel, Corporate Secretary, and Director

Petaluma, California

January 25, 2013

Stockholders may make requests in writing for additional copies of this Proxy Statement or a copy of our 2012 Annual Report on Form 10-K to our Secretary at Oculus Innovative Sciences, Inc., 1129 N. McDowell Blvd., Petaluma, California 94954. The request must include a representation by the stockholder that as of January 24, 2013, the stockholder was entitled to vote at the Special Meeting. The Notice of the Special Meeting and Proxy Statement are also available at www.oculusis.com.

13

Appendix A

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

OF

OCULUS INNOVATIVE SCIENCES, INC.

Oculus Innovative Sciences, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) does hereby certify that:

FIRST:           The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 20, 2006 under the name OIS Reincorporation Sub, Inc. On December 15, 2006, the Corporation filed with the Secretary of State of the State of Delaware a Certificate of Merger pursuant to which Oculus Innovative Sciences, Inc., a California corporation, merged with and into the Corporation with the Corporation surviving such merger. On January 30, 2007, the Corporation filed the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Restated Certificate of Incorporation was amended by the filing of a certificate of amendment on October 22, 2008.

SECOND:           That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Corporation’s Restated Certificate of Incorporation, as amended, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Subsection A of Article FOURTH of the Restated Certificate of Incorporation, as amended of this Corporation be hereby amended by adding the following as the last paragraph of Subsection A of Article FOURTH:

“Effective at 5:00 p.m. Eastern Time on the date of filing with the Secretary of State of the State of Delaware (such time, on such date, the “Effective Time”) of this Certificate of Amendment pursuant to the DGCL, the Corporation shall effect a one-for-___ reverse split whereby each ___ (_) shares of the Corporation’s common stock, $0.0001 par value per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically, without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, $0.0001 par value per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below. The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. In connection with the reverse split, no fractional shares shall be issued. In lieu of fractional shares, any fractional share that would result from this action will be rounded up to the nearest whole share of New Common Stock.”

THIRD:            That thereafter, pursuant to resolution of the Corporation’s Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

FOURTH:        That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Oculus Innovative Sciences, Inc., has caused this Certificate to be signed by its duly authorized officer this __th day of _____, 2013.

OCULUS INNOVATIVE SCIENCES, INC.

By: _______________________
Hojabr Alimi
President and Chief Executive Officer

Exhibit A - Proxy Card

OCULUS
Innovative Sciences

OCULUS INNOVATIVE SCIENCES, INC.
ATTN: MATT RAYASRI
1129 N. MCDOWELL BLVD.
PETALUMA, CA 94954

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1 and 2.

NOTE: This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, then this proxy will be voted "FOR" Proposal 1 and in accordance with the discretion of the Proxies on any other matters as may properly come before the Special Meeting of Stockholders.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000155244_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Special Meeting Proxy Statement is/are available at www.proxyvote.com .

OCULUS INNOVATIVE SCIENCES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby authorizes HOJABR ALIMI or JIM SCHUTZ, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Special Meeting of Stockholders of Oculus Innovative Sciences, Inc. (the "Company") to be held at the Company's principal executive offices located at 1129 N. McDowell Blvd., Petaluma, California 94954 on Friday, March 22, 2013 at 10:00 a.m. Pacific Standard Time, or at any adjournment or postponement thereof, and instructs said Proxies to vote as follows.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have the authority to vote "FOR" Proposal 1 and in accordance with the discretion of the Proxies on any other matters as may properly come before the Special Meeting of Stockholders.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000155244_2 R1.0.0.51160